UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 24, 2008

Date of Report (date of earliest event reported):

THE HERSHEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive Hershey, Pennsylvania	17033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 24, 2008, The Hershey Company (the “Company”) entered into a Pricing Agreement (the “Pricing Agreement”) with Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters listed in Schedule I to the Pricing Agreement (the “Underwriters”), pursuant to which the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $250,000,000 aggregate principal amount of 5.000% Notes due April 1, 2013 (the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of the Underwriting Agreement, dated August 23, 2006 (the “Underwriting Agreement”), between the Company and, as to the issuance and sale of the Notes, the Underwriters. The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-133938), which Registration Statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities.

The foregoing descriptions of the Pricing Agreement and the Underwriting Agreement are qualified by reference to the respective agreements, copies of which are attached hereto as Exhibit 1.1 and 1.2, respectively, and incorporated by reference herein. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement dated March 24, 2008, which was filed with the Securities and Exchange Commission on March 25, 2008.

In the ordinary course of their respective businesses, the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates for which they have in the past received, and may in the future receive, customary fees. Affiliates of the Underwriters are dealers and/or participants in the Company’s short-term commercial paper program, and the net proceeds of the offering of the Notes will be used to repay a portion of the Company’s outstanding indebtedness under its short-term commercial paper program. Affiliates of certain of the Underwriters are lenders under the Company’s existing credit agreements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Pricing Agreement, dated March 24, 2008, between the Company and the Underwriters

1.2	Underwriting Agreement, dated August 23, 2006, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4.1	Form of Global Note representing the Company’s 5.000% Notes due April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY
(Registrant)

By:	/s/ Burton H. Snyder
Burton H. Snyder
Senior Vice President, General
Counsel and Secretary

Date: March 27, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Pricing Agreement, dated March 24, 2008, between the Company and the Underwriters

1.2	Underwriting Agreement, dated August 23, 2006, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4.1	Form of Global Note representing the Company’s 5.000% Notes due April 1, 2013

4